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                                                                     Exhibit 21

Exhibit 21.  Subsidiaries of Strategic Hotel Capital, Inc.

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

                                                           JURISDICTION OF FORMATION /
NAME                                                               INCORPORATION
----                                                       ---------------------------
Strategic Hotel Funding, L.L.C.                                      Delaware
SHC Asset Management, L.L.C.                                         Delaware
SHC Aventine II, L.L.C.                                              Delaware
New Aventine, L.L.C.                                                 Delaware
SHC Burbank II, L.L.C.                                               Delaware
New Burbank, L.L.C.                                                  Delaware
SHC DTRS, Inc.                                                       Delaware
SHC Europe, L.L.C.                                                   Delaware
SHC Finance (Champs Elysees), L.L.C.                                 Delaware
SHC Holdings L.L.C.                                                  Delaware
SHC Lake Buena Vista II, L.L.C.                                      Delaware
SHC Lincolnshire LLC                                                 Delaware
SHC Mexico Holdings, L.L.C.                                          Delaware
SHC New Orleans LLC                                                  Delaware
SHC Phoenix III, L.L.C.                                              Delaware
SHC Prague InterContinental, L.L.C.                                  Delaware
SHC Rancho III, L.L.C.                                               Delaware
New Rancho, L.L.C.                                                   Delaware
SHC Residence Club, L.L.C.                                           Delaware
SHC Residence Club II, L.L.C.                                        Delaware
SHC Santa Monica Beach Hotel III, L.L.C.                             Delaware
New Santa Monica Beach Hotel, L.L.C.                                 Delaware
SHC Schaumburg II, L.L.C.                                            Delaware
SHCI Santa Monica Beach Hotel, L.L.C.                                Delaware
DTRS Burbank, L.L.C.                                                 Delaware
SHC Santa Monica Land, L.L.C.                                        Delaware
DTRS La Jolla L.L.C.                                                 Delaware
DTRS Lake Buena Vista, L.L.C.                                        Delaware
DTRS Lincolnshire, L.L.C.                                            Delaware
DTRS New Orleans, L.L.C.                                             Delaware
DTRS Phoenix, L.L.C.                                                 Delaware
DTRS Rancho Las Palmas, L.L.C.                                       Delaware
DTRS Santa Monica, L.L.C.                                            Delaware
DTRS Schaumburg, L.L.C.                                              Delaware
Bohus Verwaltung TRS                                               Netherlands
Hotel Paris Champs Elysees SNC                                        France
Inmobiliaria Nacional Mexicana, S. de R.L. de C.V.                    Mexico
Proparmex, S. de R.L. de C.V.                                         Mexico
Punta Mita Resort S. de R.L. de C.V.                                  Mexico
Punta Mita Resort TRS S. de R.L. de C.V.                              Mexico
SHC Champs Elysees SAS                                                France
SHC (Champs Elysees) Sarl                                           Luxembourg

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

                                                           JURISDICTION OF FORMATION /
NAME                                                               INCORPORATION
----                                                       ---------------------------
SHC Hamburg (Netherlands) B.V.                                     Netherlands
SHC Hamburg Sarl                                                    Luxembourg
SHC Investments Limited                                                 UK
SHC Residence Club S. de R.L. de C.V.                                 Mexico
Strategic Holding SNC                                                 France
Strategic Hotel Capital Europe Asset Management Limited                 UK
Strategic Hotel Capital Europe Investment Limited                       UK
Strategic Hotel Capital France SNC                                    France
Strategic Hotel Capital Spain, S.L.                                   Spain
Strategic Paris Sarl                                                Luxembourg

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